MFS(R) INSTITUTIONAL TRUST

                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

                      Supplement to the Current Prospectus



Effective June 12, 2002, the description of portfolio managers under the "Management of the Funds" section for each of the funds listed above (the fund) is hereby restated as follows:

The MFS Institutional Mid Cap Growth Fund is managed by a team of portfolio managers comprised of David Sette-Ducati, an MFS Senior Vice President, and Eric
B. Fischman. These individuals have each been a portfolio manager of the fund since: Mr. Sette-Ducati - May 2000 and Mr. Fischman - April 2002 and they have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

The MFS Institutional Emerging Equities Fund is managed by a team of portfolio managers comprised of: Donald F. Pitcher, Jr., an MFS Senior Vice President, and Robert A. Henderson, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and they have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996.

Members of the teams may change from time to time, and a current list of team members is available by calling MFS or by visiting the MFS website at www.mfs.com.

                 The date of this Supplement is June 26, 2002.